                                                                     EXHIBIT 4.1

                                 [CALAVO LOGO]

             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

-------------------                                          -------------------
      NUMBER                                                        SHARES
 CG-
-------------------                                          -------------------

    COMMON STOCK                                      CUSIP 128246  10  5
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT



IS THE RECORD HOLDER OF



              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         $0.001 PAR VALUE PER SHARE, OF

                              CALAVO GROWERS, INC.


transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:


                                    [SEAL]
     /s/ WOLFGANG HOMBRECHER                         /S/ LECIL E. COLE
----------------------------------            ----------------------------------
   VICE PRESIDENT, FINANCE AND                    CHAIRMAN, CHIEF EXECUTIVE
       CORPORATE SECRETARY                          OFFICER AND PRESIDENT


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   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UNIF GIFT MIN ACT-____________ Custodian____________
TEN ENT - as tenants by the entireties                              (Cust)                (Minor)
JT TEN  - as joint tenants with right of                          under Uniform Gifts to Minors
          survivorship and not as tenants                         Act _______________________________
          in common                                                            (State)

                                                UNIF TRF MIN ACT-_________ Custodian (until age____)
                                                                  (Cust)
                                                                 _________ under Uniform Transfer
                                                                  (Minor)
                                                                 to Minors Act _____________________
                                                                                      (State)

     Additional abbreviations may also be used though not in the above list.

For Value received,______________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________            X________________________________

                                               X________________________________

                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME(S) AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

BY _____________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.